Exhibit 10.56

Execution Version

FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT AND WAIVER

This FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT AND WAIVER (this “Amendment”) is entered into as of February 13, 2013, among BROADWIND ENERGY, INC., a Delaware corporation (“Parent”), BRAD FOOTE GEAR WORKS, INC., an Illinois corporation (“Brad Foote”), BROADWIND SERVICES, LLC, a Delaware limited liability company (“Broadwind Services”), BROADWIND TOWERS, INC., a Wisconsin corporation (“Broadwind Towers” and, together with Parent, Brad Foote and Broadwind Services, each a “Borrower” and collectively the “Borrowers”), 1309 South Cicero Avenue, LLC, a Delaware limited liability company (“South Cicero”), 5100 Neville Road, LLC, a Delaware limited liability company (“Neville” and, together with South Cicero, each a “Guarantor” and collectively the “Guarantors”), and ALOSTAR BANK OF COMMERCE, a state banking institution incorporated or otherwise organized under the laws of the State of Alabama (the “Lender”).

W I T N E S S E T H:

WHEREAS, the Borrowers and the Lender are parties to that certain Loan and Security Agreement dated as of August 23, 2012 (as amended, restated, supplemented or otherwise modified from time to time, the “Loan Agreement”; capitalized terms used herein and not otherwise defined shall have the meanings ascribed to such terms in the Loan Agreement), pursuant to which the Lender has agreed to make the Commitments available to the Borrowers from time to time pursuant to the terms and conditions thereof;

WHEREAS, an Event of Default has occurred under clause (b) of Section 10.1 (Events of Default) of the Loan Agreement as a result of Parent’s failure to achieve a Fixed Charge Coverage Ratio of not less than 1.00 to 1.00 for the period of 4 fiscal quarters ending December 31, 2012, as required by Section 8.9 of the Loan Agreement (the “FCCR Event of Default”);

WHEREAS, the Borrowers have requested that the Lender (a) waive the FCCR Event of Default and (b) agree to amend certain terms and conditions of the Loan Agreement; and

WHEREAS, subject to the satisfaction of the conditions set forth herein, the Lender is willing to amend the Loan Agreement and waive the FCCR Event of Default as set forth herein.

NOW THEREFORE, in consideration of the foregoing premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.                                      Amendments to the Loan Agreement.  Subject to the satisfaction of the conditions to effectiveness referred to in Section 4 hereof, the Loan Agreement is hereby amended as follows:

1.1.                            Section 1.1 (Defined Terms) of the Loan Agreement is hereby amended by inserting the following definition of “Brandon Facility Disposition” in the appropriate alphabetical order:

“Brandon Facility Disposition” means the sale of all or substantially all of Borrower’s tower manufacturing facility located in Brandon, South Dakota.

1.2.                            Section 9.2 (Conduct of Business) of the Loan Agreement is hereby amended by inserting the words “and the Brandon Facility Disposition” immediately after the words “Sell, lease or otherwise dispose of any of the Collateral other than a Permitted Asset Disposition” appearing in such Section.

1.3.                            Clause (a) of Item 16 (Financial Covenants) of the Terms Schedule is hereby amended and restated in its entirety as follows:

“(a)                           Fixed Charge Coverage Ratio.  At the end of each fiscal quarter of Parent, commencing with the fiscal quarter ending December 31, 2012, Parent shall have a Fixed Charge Coverage Ratio of not less than 1.00 to 1.00 for the period of 4 fiscal quarters then ending; provided, however, that the foregoing shall not be required at the end of the fiscal quarter ending March 31, 2013 unless Borrower shall have consummated the Brandon Facility Disposition prior to such date.”

2.                                      Waiver.  Subject to the satisfaction of the conditions to effectiveness referred to in Section 4 hereof, notwithstanding anything to the contrary contained in the Loan Agreement or the other Loan Documents, the Lender hereby waives the FCCR Event of Default.

3.                                      No Other Amendments or Waivers.  The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Lender under the Loan Agreement or any of the other Loan Documents, nor constitute a waiver of any provision of the Loan Agreement or any of the other Loan Documents except solely with respect to the waiver of the FCCR Event of Default.  Except for the amendment and waiver set forth above, the text of the Loan Agreement and all other Loan Documents shall remain unchanged and in full force and effect and each Borrower and each Guarantor hereby ratifies and confirms its obligations thereunder.  This Amendment shall not constitute a modification of the Loan Agreement or any of the other Loan Documents or a course of dealing with the Lender at variance with the Loan Agreement or the other Loan Documents such as to require further notice by the Lender to require strict compliance with the terms of the Loan Agreement and the other Loan Documents in the future, except as expressly set forth herein.  Each Borrower and each Guarantor acknowledges and expressly agrees that the Lender reserves the right to, and does in fact, require strict compliance with all terms and provisions of the Loan Agreement and the other Loan Documents, as amended herein.  No Borrower or Guarantor has knowledge of any challenge to the Lender’s claims arising under the Loan Documents, or to the effectiveness of the Loan Documents.

4.                                      Conditions Precedent to Effectiveness.  This Amendment shall be effective as of the date first written above upon the satisfaction of each of the following conditions precedent in a manner acceptable to the Lender in its sole and absolute discretion:

4.1.                            the Lender shall have received this Amendment, duly executed by each Borrower and each Guarantor, and the same shall be in full force and effect;

4.2.                            the Lender shall have received an amendment fee equal to $5,000; and

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4.3.                            except for the FCCR Event of Default, no Default or Event of Default shall exist under the Loan Agreement or the other Loan Documents.

5.                                      Counterparts.  This Amendment may be executed in multiple counterparts, each of which shall be deemed to be an original and all of which, taken together, shall constitute one and the same agreement.  In proving this Amendment in any judicial proceedings, it shall not be necessary to produce or account for more than one such counterpart signed by the party against whom such enforcement is sought.  Any signatures delivered by a party by facsimile transmission or by electronic mail transmission shall be deemed an original signature hereto.

6.                                      Reference to and Effect on the Loan Documents.  Upon the effectiveness of this Amendment, on and after the date hereof, each reference in the Loan Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Loan Agreement, and each reference in the other Loan Documents to “the Loan Agreement”, “thereunder”, “thereof” or words of like import referring to the Loan Agreement, shall mean and be a reference to the Loan Agreement as amended hereby.

7.                                      Entire Agreement.  This Amendment and the other Loan Documents constitute the entire agreement and understanding between the parties hereto with respect to the transactions contemplated hereby and thereby and supersede all prior negotiations, understandings and agreements between such parties with respect to such transactions.

8.                                      GOVERNING LAW.  THE VALIDITY, INTERPRETATION AND ENFORCEMENT OF THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK.

9.                                      Loan Document.  This Amendment shall be deemed to be a Loan Document for all purposes.

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IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the day and year first written above.

BORROWERS:
BROADWIND ENERGY, INC.

By:
	Name:	Stephanie K. Kushner
	Title:	Chief Financial Officer

BRAD FOOTE GEAR WORKS, INC.

By:
	Name:	Stephanie K. Kushner
	Title:	Authorized Representative

BROADWIND SERVICES, LLC

By:
	Name:	Stephanie K. Kushner
	Title:	Authorized Representative

BROADWIND TOWERS, INC.

By:
	Name:	Stephanie K. Kushner
	Title:	Authorized Representative

GUARANTORS:
1309 SOUTH CICERO AVENUE, LLC

By:
	Name:	Stephanie K. Kushner
	Title:	Authorized Representative

5100 NEVILLE ROAD, LLC

By:
	Name:	Stephanie K. Kushner
	Title:	Authorized Representative

First Amendment to Loan and Security Agreement and Waiver

LENDER:	ALOSTAR BANK OF COMMERCE

By:
	Name:	Christopher Nairne
	Title:	Vice President

First Amendment to Loan and Security Agreement and Waiver